EXHIBIT 32.1

SECTION 1350 CERTIFICATIONS

CERTIFICATION PURSUANT TO\ 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Exobox Technologies Corp. (the "Company") on Form 10-Q for the period ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Dillon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, these financial statements were not reviewed by our independent registered public accountants; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 15, 2008

/s/ Robert B. Dillon
Chief Executive Officer